Exhibit 99.1

Financial Supplement

Financial Information
as of March 31, 2009
(UNAUDITED)

The following supplement of information is provided to assist in your understanding of
Platinum Underwriters Holdings, Ltd.

This report is for informational purposes only. It should be read in conjunction with documents filed with the SEC by Platinum Underwriters Holdings, Ltd., including the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Our Investor Relations Department can be reached at (441) 298-0760.

Platinum Underwriters Holdings, Ltd.
Overview
March 31, 2009

Address:

Platinum Underwriters Holdings, Ltd.
The Belvedere Building
69 Pitts Bay Road
Pembroke HM 08
Bermuda

Investor Information:

Lily Outerbridge
Vice President, Director of Investor Relations
Tel: (441) 298-0760
Fax: (441) 296-0528
Email: louterbridge@platinumre.com

Website:

www.platinumre.com

Publicly Traded Equity Securities:

Common Shares (NYSE: PTP)

Note on Non-GAAP Financial Measures:
In presenting the Company's results, management has included certain schedules containing financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including segment underwriting income or loss, related underwriting ratios and fully converted book value per common share, are referred to as non-GAAP. These non-GAAP measures may be defined or calculated differently by other companies.  Management believes these measures, which are used to monitor the results of operations, assist in understanding the Company.  These measures should not be viewed as a substitute for those determined in accordance with GAAP.  Reconciliations of such measures to the most comparable GAAP figures such as income or loss before income tax expense or benefit and total shareholders’ equity are included within this financial supplement in accordance with Regulation G.

Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”).  Forward-looking statements are based on our current plans or expectations that are inherently subject to significant business, economic and competitive uncertainties and contingencies.  These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, us.  In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import generally involve forward-looking statements.  The inclusion of forward-looking statements in this financial supplement should not be considered as a representation by us or any other person that our current plans or expectations will be achieved.  Numerous factors could cause our actual results to differ materially from those in forward-looking statements, including, but not limited to, severe catastrophic events over which we have no control, the effectiveness of our loss limitation methods and pricing models, the adequacy of our liability for unpaid losses and loss adjustment expenses, our ability to maintain our A.M. Best Company, Inc. rating, the cyclicality of the property and casualty reinsurance business, conducting operations in a competitive environment, our ability to maintain our business relationships with reinsurance brokers, the availability of retrocessional reinsurance on acceptable terms, market volatility and interest rate and currency exchange rate fluctuation, tax, regulatory or legal restrictions or limitations applicable to us or the property and casualty reinsurance business generally, general political and economic conditions, including the effects of civil unrest, acts of terrorism, war or a prolonged United States or global economic downturn or recession; and changes in our plans, strategies, objectives, expectations or intentions, which may happen at any time at our discretion.
As a consequence, our future financial condition and results may differ from those expressed in any forward-looking statements made by or on behalf of us.  The foregoing factors should not be construed as exhaustive.  Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to revise or update forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.

Platinum Underwriters Holdings, Ltd.
Table of Contents
March 31, 2009

Section:	Page:
Balance Sheet:
a. Condensed Consolidated Balance Sheets	3

Statements of Operations:
a. Condensed Consolidated Statements of Operations and Comprehensive Income - Summary	4
b. Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) - by Quarter	5

Earnings and Book Value Per Common Share Analysis:
a. Computation of Basic and Diluted Earnings Per Common Share - Summary	6
b. Computation of Basic and Diluted Earnings (Loss) Per Common Share - by Quarter	7
c. Fully Converted Book Value Per Common Share	8

Cash Flow Statement:
a. Condensed Consolidated Statements of Cash Flows - Summary	9
b. Condensed Consolidated Statements of Cash Flows - by Quarter	10

Segment Data:
a. Segment Reporting - Three Month Summary	11
c. Property and Marine Segment - by Quarter	12
d. Casualty Segment - by Quarter	13
e. Finite Risk Segment - by Quarter	14

Net Premiums Written Data:
a. Net Premiums Written - Supplemental Information	15
b. Premiums by Line of Business - Three Month Summary	16

Other Company Data:
a. Key Ratios, Share Data, Ratings	17

Investments:
a. Investment Portfolio - Revised	18
b. Available-for-Sale Security Detail	19
c. Corporate Bonds Detail	20
d. Net Realized Gains on Investments and Net Impairment Losses	21

Loss Reserves:
a. Analysis of Losses and LAE	22
b. Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions	23

Exposures:
a. Estimated Exposures to Peak Zone Property Catastrophe Losses	24

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets
March 31, 2009
(amounts in thousands, except per share amounts)

	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008

Assets
Investments	$3,968,831	3,371,886	3,562,033	3,425,356	$3,215,266
Cash, cash equivalents and short-term investments	345,810	888,053	696,660	953,059	1,169,762
Reinsurance premiums receivable	356,736	307,539	295,914	262,128	304,240
Accrued investment income	32,817	29,041	30,932	34,429	29,097
Reinsurance balances (prepaid and recoverable)	18,220	23,310	27,131	27,650	30,520
Deferred acquisition costs	47,828	50,719	58,731	62,237	68,084
Funds held by ceding companies	136,944	136,278	146,470	157,603	165,023
Other assets	83,810	120,337	87,502	66,342	61,664
Total assets	$4,990,996	4,927,163	4,905,373	4,988,804	$5,043,656

Liabilities
Unpaid losses and loss adjustment expenses	$2,494,997	2,463,506	2,460,185	2,352,116	$2,410,227
Unearned premiums	213,638	218,890	261,979	263,672	293,148
Debt obligations	250,000	250,000	250,000	250,000	250,000
Commissions payable	127,195	125,551	122,699	110,346	111,908
Other liabilities	75,707	59,819	38,118	44,078	49,265
Total liabilities	3,161,537	3,117,766	3,132,981	3,020,212	3,114,548

Total shareholders' equity	1,829,459	1,809,397	1,772,392	1,968,592	1,929,108

Total liabilities and shareholders' equity	$4,990,996	4,927,163	4,905,373	4,988,804	$5,043,656

Book value per common share (a)	$35.76	34.58	33.64	36.99	$36.01

(a) Book value per common share is determined by dividing shareholders' equity, excluding capital attributable to preferred shares, by actual common shares outstanding.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income - Summary
(amounts in thousands, except per share amounts)

	Three Months Ended
	March 31, 2009	March 31, 2008

Revenue
Net premiums earned	$247,752	$301,851
Net investment income	34,246	49,062
Net realized gains on investments	20,570	2,972
Other income (expense)	232	(96)
Total revenue	302,800	353,789

Expenses
Net losses and LAE	144,164	160,203
Net acquisition expenses	40,156	60,542
Net change in fair value of derivatives	2,417	810
Net impairment losses	3,408	-
Operating expenses	20,868	21,690
Net foreign currency exchange (gains) losses	996	(4,869)
Interest expense	4,755	4,750
Total expenses	216,764	243,126

Income before income tax expense	86,036	110,663
Income tax expense	1,114	5,492

Net income	84,922	105,171
Preferred dividends	1,301	2,602

Net income attributable to common shareholders	$83,621	$102,569

Basic
Weighted average common shares outstanding	49,521	52,104
Basic earnings per common share	$1.69	$1.97

Diluted
Adjusted weighted average common shares outstanding	53,702	59,874
Diluted earnings per common share	$1.58	$1.76

Comprehensive income
Net income	$84,922	$105,171
Other comprehensive loss, net of deferred taxes	(1,576)	(4,121)
Comprehensive income	$83,346	$101,050

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) - by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008

Revenue
Net premiums earned	$247,752	274,238	280,725	257,982	$301,851
Net investment income	34,246	42,537	48,043	46,932	49,062
Net realized gains (losses) on investments	20,570	60,521	(71)	(6,168)	2,972
Other income (expense)	232	(195)	(88)	716	(96)
Total revenue	302,800	377,101	328,609	299,462	353,789

Expenses
Net losses and LAE	144,164	193,775.00	270,863	93,392	160,203
Net acquisition expenses	40,156	59,716	56,320	66,137	60,542
Net change in fair value of derivatives	2,417	5,700	6,645	959	810
Net impairment losses	3,408	17,590	13,096	-	-
Operating expenses	20,868	20,265	21,153	25,100	21,690
Net foreign currency exchange (gains) losses	996	3,497	6,134	1,998	(4,869)
Interest expense	4,755	4,753	4,752	4,751	4,750
Total expenses	216,764	305,296	378,963	192,337	243,126

Income (loss) before income tax expense (benefit)	86,036	71,805	(50,354)	107,125	110,663
Income tax expense (benefit)	1,114	7,753	(5,014)	4,768	5,492

Net income (loss)	84,922	64,052	(45,340)	102,357	105,171
Preferred dividends	1,301	2,602	2,602	2,602	2,602

Net income (loss) attributable to common shareholders	$83,621	61,450	(47,942)	99,755	$102,569

Basic
Weighted average common shares outstanding	49,521	47,363	48,260	48,468	52,104
Basic earnings (loss) per common share	$1.69	1.30	(0.99)	2.06	$1.97

Diluted
Adjusted weighted average common shares outstanding	53,702	54,499	48,260	56,097	59,874
Diluted earnings (loss) per common share	$1.58	1.18	(0.99)	1.82	$1.76

Comprehensive income (loss)
Net income (loss)	$84,922	64,052	(45,340)	102,357	$105,171
Other comprehensive loss, net of deferred taxes	(1,576)	(18,730)	(102,921)	(38,876)	(4,121)
Comprehensive income (loss)	$83,346	45,322	(148,261)	63,481	$101,050

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share - Summary
(amounts in thousands, except per share amounts)

	Three Months Ended
	March 31, 2009	March 31, 2008

Earnings
Basic
Net income attributable to common shareholders	$83,621	$102,569

Diluted
Net income attributable to common shareholders	83,621	102,569
Effect of dilutive securities:
Preferred share dividends	1,301	2,602
Adjusted net income for diluted earnings per share	$84,922	$105,171

Common Shares
Basic
Weighted average common shares outstanding	49,521	52,104

Diluted
Weighted average common shares outstanding	49,521	52,104
Effect of dilutive securities:
Conversion of preferred shares	3,067	5,108
Common share options	812	2,364
Restricted common shares and common share units	302	298
Adjusted weighted average common shares outstanding	53,702	59,874

Earnings Per Common Share
Basic earnings per common share	$1.69	$1.97

Diluted earnings per common share	$1.58	$1.76

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings (Loss) Per Common Share - by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008

Earnings
Basic
Net income (loss) attributable to common shareholders	$83,621	61,450	(47,942)	99,755	$102,569

Diluted
Net income (loss) attributable to common shareholders	83,621	61,450	(47,942)	99,755	102,569
Effect of dilutive securities:
Preferred share dividends	1,301	2,602	-	2,602	2,602
Adjusted net income (loss) for diluted earnings per share	$84,922	64,052	(47,942)	102,357	$105,171

Common Shares
Basic
Weighted average common shares outstanding	49,521	47,363	48,260	48,468	52,104

Diluted
Weighted average common shares outstanding	49,521	47,363	48,260	48,468	52,104
Effect of dilutive securities:
Conversion of preferred shares	3,067	5,750	-	4,953	5,108
Common share options	812	994	-	2,351	2,364
Restricted common shares and common share units	302	392	-	325	298
Adjusted weighted average common shares outstanding	53,702	54,499	48,260	56,097	59,874

Earnings (Loss) Per Common Share
Basic earnings (loss) per common share	$1.69	1.30	(0.99)	2.06	$1.97

Diluted earnings (loss) per common share	$1.58	1.18	(0.99)	1.82	$1.76

Platinum Underwriters Holdings, Ltd.
Fully Converted Book Value Per Common Share
March 31, 2009

	Conversion		Conversion	Common
	Multiple /		Amount	Shares		Book Value Per
	Strike Price		($000)	($000)		Common Share

Total shareholders' equity as of March 31, 2009			$1,829,459	51,163	(a)	$35.76

Common share options:
The Travelers Companies, Inc.	27.00		-	320		(0.21)
Renaissance Re Holdings, Ltd.	27.00		-	133		(0.09)

Management and directors' options	23.16	(b)	18,491	798	(c)	(0.19)

Directors' and officers' restricted common share units			-	975		(0.66)

Fully converted book value per common share as of March 31, 2009			$1,847,950	53,389		$34.61

(a) As of March 31, 2009 there were 51,163,377 common shares issued and outstanding.  Included in this number were 264,706 of restricted common shares issued but unvested.
(b) Weighted average strike price of options with a price below $ 28.36, the closing share price at March 31, 2009.
(c) Excludes 1,762,877 options with a strike price above $28.36, and a weighted average strike price of $33.77.

On February 17, 2009, our 5,750,000 outstanding 6% Series A Mandatory Convertible Preferred Shares automatically converted into 5,750,000 common shares at a ratio of one to one which was based on the volume weighted average price of our common shares from January 14, 2009 through February 11, 2009.

See Note on Non-GAAP Financial Measures on page 1.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows - Summary
($ in thousands)

	Three Months Ended
	March 31, 2009	March 31, 2008

Net cash provided by operating activities	$269,594	$102,695

Net cash provided by (used in) investing activities	(704,781)	27,928

Net cash used in financing activities	(66,955)	(174,697)

Effect of exchange rate changes on foreign currency cash	(1,793)	2,139

Net decrease in cash and cash equivalents	$(503,935)	$(41,935)

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows - by Quarter
($ in thousands)

	Three Months Ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008

Net cash provided by (used in) operating activities	$269,594	(135,345)	56,707	104,842	$102,695

Net cash provided by (used in) investing activities	(704,781)	364,255	(224,035)	(285,416)	27,928

Net cash used in financing activities	(66,955)	(12,517)	(51,453)	(28,131)	(174,697)

Effect of exchange rate changes on foreign currency cash	(1,793)	(4,057)	(5,646)	(531)	2,139

Net increase (decrease) in cash and cash equivalents	$(503,935)	212,336	(224,427)	(209,236)	$(41,935)

Platinum Underwriters Holdings, Ltd.
Segment Reporting - Three Month Summary
($ in thousands)

	Three Months Ended March 31, 2009				Three Months Ended March 31, 2008
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$141,735	98,014	5,523	$245,272	$168,817	125,576	1,878	$296,271

Net premiums earned	133,671	109,960	4,121	247,752	153,390	147,495	966	301,851

Net losses and LAE	77,451	59,141	7,572	144,164	62,039	99,393	(1,229)	160,203
Net acquisition expenses	17,364	26,221	(3,429)	40,156	20,654	37,488	2,400	60,542
Other underwriting expenses	8,159	5,669	300	14,128	8,596	6,795	310	15,701
Total underwriting expenses	102,974	91,031	4,443	198,448	91,289	143,676	1,481	236,446
Segment underwriting income (loss)	$30,697	18,929	(322)	49,304	$62,101	3,819	(515)	65,405

Net investment income				34,246				49,062
Net realized gains on investments				20,570				2,972
Net impairment losses				(3,408)				-
Net change in fair value of derivatives				(2,417)				(810)
Net foreign currency exchange gains (losses)				(996)				4,869
Other income (expense)				232				(96)
Corporate expenses not allocated to segments				(6,740)				(5,989)
Interest expense				(4,755)				(4,750)
Income before income tax expense				$86,036				$110,663

GAAP underwriting ratios:
Loss and LAE	57.9%	53.8%	183.7%	58.2%	40.4%	67.4%	(127.2%)	53.1%
Acquisition expense	13.0%	23.8%	(83.2%)	16.2%	13.5%	25.4%	248.4%	20.1%
Other underwriting expense	6.1%	5.2%	7.3%	5.7%	5.6%	4.6%	32.1%	5.2%
Combined	77.0%	82.8%	107.8%	80.1%	59.5%	97.4%	153.3%	78.4%

Statutory underwriting ratios:
Loss and LAE	57.9%	53.8%	183.7%	58.2%	40.4%	67.4%	(127.2%)	53.1%
Acquisition expense	12.4%	23.5%	(57.6%)	15.2%	13.2%	26.2%	140.7%	19.5%
Other underwriting expense	5.8%	5.8%	5.4%	5.8%	5.1%	5.4%	16.5%	5.3%
Combined	76.1%	83.1%	131.5%	79.2%	58.7%	99.0%	30.0%	77.9%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment - by Quarter
($ in thousands)

	Three Months Ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008

Net premiums written	$141,735	138,546	167,136	118,588	$168,817

Net premiums earned	133,671	152,241	151,763	141,716	153,390

Net losses and LAE	77,451	118,035	183,759	33,367	62,039
Net acquisition expenses	17,364	21,697	23,691	24,774	20,654
Other underwriting expenses	8,159	8,718	11,543	9,635	8,596
Total underwriting expenses	102,974	148,450	218,993	67,776	91,289
Segment underwriting income (loss)	$30,697	3,791	(67,230)	73,940	$62,101

GAAP underwriting ratios:
Loss and LAE	57.9%	77.5%	121.1%	23.5%	40.4%
Acquisition expense	13.0%	14.3%	15.6%	17.5%	13.5%
Other underwriting expense	6.1%	5.7%	7.6%	6.8%	5.6%
Combined	77.0%	97.5%	144.3%	47.8%	59.5%

Statutory underwriting ratios:
Loss and LAE	57.9%	77.5%	121.1%	23.5%	40.4%
Acquisition expense	12.4%	14.3%	14.7%	18.7%	13.2%
Other underwriting expense	5.8%	6.3%	6.9%	8.1%	5.1%
Combined	76.1%	98.1%	142.7%	50.3%	58.7%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment - by Quarter
($ in thousands)

	Three Months Ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008

Net premiums written	$98,014	94,789	106,826	102,893	$125,576

Net premiums earned	109,960	118,241	124,319	113,245	147,495

Net losses and LAE	59,141	84,818	86,057	66,783	99,393
Net acquisition expenses	26,221	27,041	29,191	32,214	37,488
Other underwriting expenses	5,669	5,248	4,948	6,991	6,795
Total underwriting expenses	91,031	117,107	120,196	105,988	143,676
Segment underwriting income	$18,929	1,134	4,123	7,257	$3,819

GAAP underwriting ratios:
Loss and LAE	53.8%	71.7%	69.2%	59.0%	67.4%
Acquisition expense	23.8%	22.9%	23.5%	28.4%	25.4%
Other underwriting expense	5.2%	4.4%	4.0%	6.2%	4.6%
Combined	82.8%	99.0%	96.7%	93.6%	97.4%

Statutory underwriting ratios:
Loss and LAE	53.8%	71.7%	69.2%	59.0%	67.4%
Acquisition expense	23.5%	22.2%	23.4%	28.0%	26.2%
Other underwriting expense	5.8%	5.5%	4.6%	6.8%	5.4%
Combined	83.1%	99.4%	97.2%	93.8%	99.0%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment - by Quarter
($ in thousands)

	Three Months Ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008

Net premiums written	$5,523	3,957	5,180	3,379	$1,878

Net premiums earned	4,121	3,756	4,643	3,021	966

Net losses and LAE	7,572	(9,078)	1,047	(6,758)	(1,229)
Net acquisition expenses	(3,429)	10,978	3,438	9,149	2,400
Other underwriting expenses	300	309	286	365	310
Total underwriting expenses	4,443	2,209	4,771	2,756	1,481
Segment underwriting income (loss)	$(322)	1,547	(128)	265	$(515)

GAAP underwriting ratios:
Loss and LAE	183.7%	(241.7%)	22.6%	(223.7%)	(127.2%)
Acquisition expense	(83.2%)	292.3%	74.0%	302.8%	248.4%
Other underwriting expense	7.3%	8.2%	6.2%	12.1%	32.1%
Combined	107.8%	58.8%	102.8%	91.2%	153.3%

Statutory underwriting ratios:
Loss and LAE	183.7%	(241.7%)	22.6%	(223.7%)	(127.2%)
Acquisition expense	(57.6%)	278.8%	69.2%	274.1%	140.7%
Other underwriting expense	5.4%	7.8%	5.5%	10.8%	16.5%
Combined	131.5%	44.9%	97.3%	61.2%	30.0%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written - Supplemental Information
($ in thousands)

	Three Months Ended
	March 31, 2009	March 31, 2008

Property and Marine
Excess-of-loss	$89,840	$124,575
Proportional	51,895	44,242
Subtotal Property and Marine	141,735	168,817
Casualty
Excess-of-loss	85,324	109,048
Proportional	12,690	16,528
Subtotal Casualty	98,014	125,576
Finite Risk
Excess-of-loss	(8)	365
Proportional	5,531	1,513
Subtotal Finite Risk	5,523	1,878
Combined Segments
Excess-of-loss	175,156	233,988
Proportional	70,116	62,283
Total	$245,272	$296,271

	Three Months Ended
	March 31, 2009	March 31, 2008
Property and Marine
United States	$90,147	$100,477
International	51,588	68,340
Subtotal Property and Marine	141,735	168,817
Casualty
United States	85,913	109,605
International	12,101	15,971
Subtotal Casualty	98,014	125,576
Finite Risk
United States	5,523	1,934
International	-	(56)
Subtotal Finite Risk	5,523	1,878
Combined Segments
United States	181,583	212,016
International	63,689	84,255
Total	$245,272	$296,271

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business - Three Months Ended
($ in thousands)

	Three Months Ended March 31, 2009			Three Months Ended March 31, 2008
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned

Property and Marine
North American Property Proportional	$1,828	1,828	3,917	$5,173	5,173	5,607
North American Property Catastrophe	29,898	28,647	26,389	39,730	39,725	36,295
North American Property Risk	18,089	17,462	17,642	26,259	24,273	24,619
Other Property	43,101	43,101	42,446	31,508	31,508	30,740
Marine / Aviation Proportional	3,241	3,241	2,852	4,194	4,194	3,182
Marine / Aviation Excess	4,268	4,306	6,434	12,594	12,588	12,472
International Property Proportional	6,731	6,731	7,093	10,631	10,631	9,927
International Property Catastrophe	35,124	33,264	24,225	37,055	34,969	26,259
International Property Risk	3,155	3,155	2,673	5,756	5,756	4,289
Subtotal	145,435	141,735	133,671	172,900	168,817	153,390

Casualty
Clash	4,423	4,423	4,325	5,298	5,298	5,319
1st Dollar GL	4,220	4,220	5,309	5,456	5,456	5,436
1st Dollar Other	1,547	1,547	1,570	1,171	1,171	1,069
Casualty Excess	61,157	61,157	73,887	86,796	86,796	110,764
Accident & Health	12,161	12,161	7,437	8,951	8,951	8,418
International Casualty	10,263	10,263	11,149	8,537	8,537	9,042
International Motor	845	845	726	712	712	587
Financial Lines	3,398	3,398	5,557	8,655	8,655	6,860
Subtotal	98,014	98,014	109,960	125,576	125,576	147,495

Finite Risk
Finite Property	(8)	(8)	(8)	(56)	(56)	(56)
Finite Casualty	5,531	5,531	4,129	1,934	1,934	1,022
Subtotal	5,523	5,523	4,121	1,878	1,878	966

Total	$248,972	245,272	247,752	$300,354	296,271	301,851

Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008

Key Ratios

Combined ratio (%)	80.1%	97.7%	122.6%	68.4%	78.4%

Invested assets to shareholders' equity ratio	2.36:1	2.35:1	2.40:1	2.22:1	2.27:1

Debt to total capital (%)	12.0%	12.1%	12.4%	11.3%	11.5%

Net premiums written (annualized) to shareholders' equity	0.54	0.52	0.63	0.46	0.61

Share Data
Book value per common share (a)	$35.76	$34.58	$33.64	$36.99	$36.01

Common shares outstanding (000's)	51,163	47,482	47,707	48,689	48,924

Market Price Per Common Share
High	$36.12	$36.16	$38.76	$37.00	$36.60
Low	25.18	21.38	31.02	32.58	31.70
Close	$28.36	$36.08	$35.48	$32.61	$32.46

Industry Ratings
Financial Strength Rating
A.M. Best Company, Inc.	A	A	A	A	A
Counterparty Credit Ratings (senior unsecured)
A.M. Best Company, Inc.	bbb	bbb	bbb	bbb	bbb
Standard & Poor's Ratings Services	BBB	BBB	BBB	BBB	BBB

Supplemental Data
Total employees	153	153	151	150	155

See Note on Non-GAAP Financial Measures on page 1.

(a) Book value per common share is determined by dividing shareholders' equity, excluding capital attributable to preferred shares, by actual common shares outstanding.

Platinum Underwriters Holdings, Ltd.
Investment Portfolio - Revised
($ in thousands)

	March 31, 2009			December 31, 2008
			Weighted Average			Weighted Average
		Weighted Average	Market Yield		Weighted Average	Market Yield
	Fair Value	Book Yield	to Maturity	Fair Value	Book Yield	to Maturity

Available-for-sale securities
U.S. Government	$4,565	4.4%	1.4%	$4,641	4.4%	1.2%
U.S. Government agencies	730,659	2.9%	1.8%	811,489	3.1%	1.9%
Corporate bonds	759,310	5.0%	5.7%	690,528	5.0%	6.0%
Commercial mortgage-backed securities	362,612	5.4%	12.0%	372,806	5.4%	11.8%
Residential mortgage-backed securities	1,031,263	4.9%	5.4%	577,907	6.1%	6.6%
Asset-backed securities	122,580	4.1%	6.1%	134,245	4.9%	8.2%
Municipal bonds	550,957	3.7%	3.0%	393,484	3.7%	3.0%
Non-U.S. governments	279,604	3.6%	3.6%	78,704	4.2%	4.0%
Total Fixed Maturities	3,841,550	4.4%	4.9%	3,063,804	4.6%	5.4%
Preferred Stocks	1,879	29.8%	29.8%	2,845	18.1%	19.7%
Total	$3,843,429	4.4%	4.9%	$3,066,649	4.6%	5.4%

Trading securities
U.S. Government	$-	-	-	$196,383	3.6%	3.4%
Corporate bonds	3,244	4.2%	6.4%	4,125	4.4%	9.6%
Non U.S. Governments	107,628	4.0%	2.8%	104,729	4.0%	2.7%
Insurance-linked securities	14,530	11.4%	11.3%	-	-	-
Total	$125,402	4.5%	3.8%	$305,237	3.6%	3.2%

	March 31, 2009			December 31, 2008
	Amount	% of Total		Amount	% of Total
Credit quality of investment portfolio*
Aaa	$2,647,542	66.7%		$2,299,184	68.2%
Aa	491,800	12.4%		486,582	14.4%
A	636,104	16.0%		439,255	13.0%
Baa	165,763	4.2%		143,518	4.3%
Below investment grade	27,622	0.7%		3,347	0.1%
Total	$3,968,831	100.0%		$3,371,886	100.0%

Credit quality
Weighted average credit quality	Aa1			Aa1

* Rated using external rating agencies (primarily Moody's).
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa - Investment Grade)

Platinum Underwriters Holdings, Ltd.
Available-for-Sale Security Detail
($ in thousands)

	March 31, 2009
		Unrealized	Credit		Weighted
	Fair Value	Gain (Loss)	Quality	Duration	Average Life

Available-for-sale securities
U.S. Government	$4,565	469	Aaa	4.03

U.S. Government agencies
Temporary Liquidity Guarantee Program	675,374	19,432	Aaa	2.33
Agencies	55,285	1,311	Aaa	1.68
Subtotal	730,659	20,743	Aaa	2.28

Corporate bonds
Industrial	479,788	(406)	A2	3.36
Finance	159,547	(20,971)	A1	3.50
Utilities	50,005	(271)	A2	3.76
Insurance	42,451	(5,112)	A1	2.62
Preferreds with maturity date	19,798	(13,047)	A1	6.94
Hybrid trust preferreds	7,721	(9,774)	A1	3.55
Subtotal	759,310	(49,581)	A2	3.47

Mortgage-backed and asset-backed securities
U.S. Government agency residential mortgage-backed securities	934,115	20,362	Aaa	2.99	4.24
Commercial mortgage-backed securities	362,612	(114,182)	Aaa	3.52	4.45
Asset-backed securities	111,373	(2,837)	Aaa	0.70	3.56
Non-agency residential mortgage-backed securities	88,951	(65,363)	Aa1	0.00	3.89
Sub-prime asset-backed securities	11,207	(29,265)	Baa3	0.01	6.27
Alt-A residential mortgage-backed securities	8,197	(11,100)	B1	-	5.27
Subtotal	1,516,455	(202,385)	Aaa	2.73	4.24

Municipal bonds	550,957	8,857	Aa2	6.32

Non-U.S. governments	279,604	880	Aa1	3.19

Preferred Stocks	1,879	-	Baa2	2.37

Total	$3,843,429	(221,017)	Aa1	3.34

Platinum Underwriters Holdings, Ltd.
Corporate Bonds Detail
($ in thousands)

	March 31, 2009
			Unrealized	Credit
	Par Value	Fair Value	Gain (Loss)	Quality

Largest Holdings by Issuer
Wells Fargo & Company	$27,696	27,241	$(5,087)	A1
Conoco Inc.	22,000	23,133	750	A1
Wal-Mart Stores, Inc.	19,875	21,648	(211)	Aa2
Hewlett-Packard Company	20,100	20,742	(60)	A2
Oracle Corporation	19,000	19,554	356	A2
AT&T Inc.	19,095	19,527	88	A2
Vodafone Group Plc	18,850	19,367	110	Baa1
BHP Billiton Limited	18,000	17,951	(337)	A1
General Electric Company	19,375	17,276	(2,362)	Aa2
Unilever Group	15,750	16,873	499	A1
MetLife, Inc.	17,897	16,385	(1,375)	Aa3
Bank of America Corporation	28,000	16,031	(11,877)	A2
International Business Machines Corporation	14,805	15,469	711	A1
Phillip Morris International Inc.	14,000	14,793	(29)	A2
Morgan Stanley	15,350	14,616	(709)	A2
United Technologies Corporation	14,000	14,370	378	A2
Diageo plc	14,000	14,205	100	A3
Cisco Systems, Inc.	13,000	13,614	120	A1
Honda Motor Co., Inc.	12,900	12,912	13	A1
The Boeing Company	$12,000	12,328	$160	A2

Platinum Underwriters Holdings, Ltd.
Net Realized Gains on Investments and Net Impairment Losses
($ in thousands)

	Three Months Ended
	March 31, 2009	March 31, 2008

Net realized gains on investments
Subsidiary domiciled in Bermuda	$16,537	$2,534
Subsidiaries domiciled in the United States	4,022	402
Subsidiary domiciled in the United Kingdom	11	36
Total	$20,570	$2,972

Net realized gains on investments
Sale of securities	$21,769	$45
Mark-to-market adjustment on trading securities	(1,199)	2,927
Total	$20,570	$2,972

Net impairment losses by type of security
Corporate bonds	$-	$-
Commercial mortgage-backed securities	635	-
Residential mortgage-backed securities	1,425	-
Asset-backed securities	140	-
Preferred stocks	1,208	-
Total	$3,408	$-

Platinum Underwriters Holdings, Ltd.
Analysis of Losses and LAE
($ in thousands)

	Analysis of Losses and LAE
	Three Months Ended March 31, 2009 (a)				Twelve Months Ended December 31, 2008 (b)
	Gross	Ceded	Net	Paid to Incurred %	Gross	Ceded	Net	Paid to Incurred %

Paid losses and LAE	$107,786	1,403	$106,383	73.8%	$595,323	13,007	$582,316	81.1%
Change in unpaid losses and LAE	35,531	(2,250)	37,781		128,552	(7,365)	135,917
Losses and LAE incurred	$143,317	(847)	$144,164		$723,875	5,642	$718,233

	Analysis of Unpaid Losses and LAE

	As of March 31, 2009				As of December 31, 2008
	Gross	Ceded	Net	%	Gross	Ceded	Net	%

Outstanding losses and LAE	$697,443	7,073	$690,370	27.8%	$706,618	8,158	$698,460	28.5%
Incurred but not reported	1,797,554	2,116	1,795,438	72.2%	1,756,888	3,303	1,753,585	71.5%
Unpaid losses and LAE	$2,494,997	9,189	$2,485,808	100.0%	$2,463,506	11,461	$2,452,045	100.0%

(a) Gross and ceded losses and LAE incurred includes effects of foreign currency exchange rate (gains) losses of ($4,040) and $22, respectively.
(b) Gross and ceded losses and LAE incurred includes effects of foreign currency exchange rate (gains) losses of ($26,087) and $30, respectively.

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions
($ in thousands)

	Three Months Ended March 31, 2009				Three Months Ended March 31, 2008
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$931	23,195	(4,837)	19,289	10,300	12,103	1,767	$24,170
Net premium adjustments related to prior years' losses	648	(606)	-	42	6,253	29	-	6,282
Net commission adjustments related to prior years' losses	391	(289)	4,709	4,811	(170)	(3,418)	(1,980)	(5,568)
Net favorable (unfavorable) development	1,970	22,300	(128)	24,142	16,383	8,714	(213)	24,884

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	(2,415)	(57)	59	(2,413)	4,931	(15)	-	4,916
Net premium adjustments related to prior years' losses	360	-	-	360	(345)	-	-	(345)
Net commission adjustments related to prior years' losses	-	-	-	-	-	-	-	-
Net favorable (unfavorable) development	(2,055)	(57)	59	(2,053)	4,586	(15)	-	4,571

Total net favorable (unfavorable) development	$(85)	22,243	(69)	22,089	20,969	8,699	(213)	$29,455

Platinum Underwriters Holdings, Ltd.
Estimated Exposures to Peak Zone Property Catastrophe Losses
As of April 1, 2009
($ in millions)

Estimated Probable Maximum Losses by Zone and Peril

		20 Year Return Period			100 Year Return Period		250 Year Return Period
Zones	Perils	Estimated Gross Loss		Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss

United States / Caribbean	Hurricane	$179		155	310	262	356	$304
United States	Earthquake	37		33	212	183	272	249
Pan-European	Windstorm	138		129	283	231	337	279
Japan	Earthquake	14		14	125	125	263	263
Japan	Typhoon	$6		6	81	81	116	$116

Indicative Catastrophe Scenarios

Catastrophe Scenarios		Estimated Company Net Loss Interquartile Range

Category 3 U.S. / Caribbean Hurricane		$13	-	40
Category 4 U.S. / Caribbean Hurricane		20	-	93
Magnitude 6.9 California Earthquake		0	-	4
Magnitude 7.5 California Earthquake		$1	-	31

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, and personal accident contracts using commercially available catastrophe models, which are applied and adjusted by the Company.  These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions.  These estimates do not include any losses that may be expected to arise from the Company’s casualty portfolio as a result of such catastrophes.  Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

Gross loss estimates are before income tax and net of reinstatement premiums.  Net loss estimates are before income tax, net of reinstatement premiums, and net of retrocessional recoveries.  Ranges shown for indicative catastrophe scenarios are interquartile reflecting the middle 50% of indications.  That is, 25% of indications fall below the low end of a given range and 25% of indications fall above the high end of that range.  Thus, an actual event may produce losses that fall materially outside the indicated ranges.

The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies.  These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above.  In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses.  Such estimates, therefore, should not be considered as a representation of actual losses.  Investors should not rely on the foregoing information when considering investment in the Company.  The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.